UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2026
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
12400 High Bluff Drive			92130
San Diego	California		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 8.01 Other Events.

On November 12, 2026, Tandem Diabetes Care, Inc. (the “Company”) received 510(k) clearance from the U.S. Food and Drug Administration for Tandem Mobi, the world’s first and only tubeless automated insulin delivery system with up to 7 days of wear (1). A new Tandem Mobi tubeless cartridge and infusion set converts the current Tandem Mobi pump into a tubeless device that can help simplify diabetes management with less frequent site changes, while offering the life-changing benefits of Control-IQ+ advanced hybrid closed-loop technology. The Tandem Mobi insulin pump is now cleared for tubeless and tubed insulin infusion options, making it the only pump that offers users the flexibility to choose the wear option that best meets their needs. Full commercial launch of the new tubeless cartridge and infusion set for Tandem Mobi is planned for the first half of 2027 in the United States.

(1) Tubeless infusion set is cleared for up to 7 days of wear. Cartridge is cleared for 3 days of use.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company’s plans and timing for launching Tandem Mobi Tubeless. These forward-looking statements are subject to numerous risks and uncertainties, including risks related to the potential safety and other complications from the Company’s pumps and associated technologies; the ability to maintain regulatory clearance for the Company’s products; supply and manufacturing risks, including those associated with scale-up activities; the scope, progress and expansion of developing and commercializing the Company’s products; the size and growth of the market for the Company’s products compared to competitor products; the Company’s ability to protect its intellectual property; the impact of government laws, regulations and policies; and other risks identified under the “Risk Factors” heading in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Actual results could differ materially from those anticipated or projected in the forward-looking statements. The Company undertakes no obligation to update or review any forward-looking statement in this report because of new information, future events or other factors except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ SHANNON M. HANSEN
Shannon M. Hansen
Executive Vice President, Chief Legal, Privacy & Compliance Officer and Secretary
Date: November 13, 2026
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